ADVISORSHARES POSEIDON DYNAMIC CANNABIS ETF (NYSE Arca Ticker: PSDN)

SUMMARY PROSPECTUS – November 1, 2022

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2022, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/etfs/psdn. You may also obtain this information at no charge by calling 877.843.3831 or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

The AdvisorShares Poseidon Dynamic Cannabis ETF (the “Fund”) seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.80%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	1.77%
ACQUIRED FUND FEES AND EXPENSES(a)	0.02%
TOTAL ANNUAL OPERATING EXPENSES	2.59%
FEE WAIVER/EXPENSE REIMBURSEMENT(b)	-1.58%
TOTAL ANNUAL OPERATING EXPENSES AFTER WAIVER/REIMBURSEMENT	1.01%

(a)	Total Annual Operating Expenses and Total Annual Operating Expenses After Waiver/Reimbursement in this fee table may not correlate to the expense ratios in the Fund’s financial highlights because the financial highlights include only the Fund’s direct operating expenses and do not include Acquired Fund Fees and Expenses, which represent the Fund’s pro rata share of the fees and expenses of money market funds in which it invests.

(b)	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination to be effective as of the close of business on the last day of the then-current one-year period. If it becomes unnecessary for the Advisor to waive fees or reimburse expenses, the Trust’s Board of Trustees (the “Board”) may permit the Advisor to retain the difference between the Fund’s total annual operating expenses and the expense limitation currently in effect, or, if lower, the expense limitation that was in effect at the time of the waiver and/or reimbursement, to recapture all or a portion of its prior fee waivers or expense reimbursements within three years of the date they were waived or reimbursed.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay when purchasing or selling shares of the Fund. If these fees were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares Poseidon Dynamic Cannabis ETF	$103	$655	$1,233	$2,807

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in (i) securities of companies that derive at least 50% of their net revenue directly from the marijuana and hemp business or from providing services, products or technology to the marijuana and hemp business, and (ii) derivatives that have economic characteristics similar to such securities. The Fund primarily invests in exchange-listed equity securities, including common and preferred stock, of U.S. and foreign mid-, small- and micro-capitalization companies, and in total return swaps intended to provide exposure to such companies. Poseidon Investment Management, LLC (the “Sub-Advisor”) may seek investment opportunities through initial public offerings (“IPOs”).

Using total return swaps, the Sub-Advisor may, at its discretion, dynamically adjust the Fund’s overall market exposure to marijuana and hemp companies through leverage of up to one and a half times (1.5x), or 150% of, the Fund’s total assets. The Sub-Advisor will adjust the Fund’s net exposure to leverage in order to seek exposure to a greater rate of growth over the long term and potentially deliver improved risk-adjusted returns, as compared to a fund without leverage.

In addition to its investment in securities of companies that derive a significant portion of their revenue from the marijuana and hemp business, and in derivatives providing exposure to such securities, the Fund may invest up to 20% of its assets in securities of companies that, in the opinion of the Sub-Advisor, may have current or future revenues from cannabis-related business or that are registered with the Drug Enforcement Agency (the “DEA”) specifically for the purpose of handling marijuana for lawful research and development of cannabis or cannabinoid-related products.

Cannabis securities may be categorized among a wide variety of sectors and industries including agriculture, biotechnology, pharmaceuticals, real estate, retail, and finance. The types of companies that may engage in cannabis-related business include companies that conduct medical research, produce drug products, manufacture hemp products, or engage in agricultural activities, real estate activities, or financial services activities. The terms “marijuana” and “cannabis” are used interchangeably. Hemp refers to the industrial/commercial use of the cannabis stalk and seed for textiles, foods, papers, body care products, detergents, plastics and building materials. Cannabinoids are the chemical compounds secreted by cannabis plants. Cannabinoids can also be synthetically produced chemical compounds and used in lawful research and development of prescription drugs or other products utilizing cannabinoids as an active ingredient. The Sub-Advisor believes that continued legislative changes and social acceptance of cannabis in its various formats could lead to significant growth in cannabis-related public corporations. Companies involved in cannabis-related business could also benefit from significant merger and acquisition activity as the cannabis market matures. The Fund will not invest directly in or hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction including, but not limited to, U.S. federal and state laws.

The Fund will concentrate at least 25% of its investments in the Pharmaceuticals, Biotechnology & Life Sciences Industry Group within the Health Care Sector. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than a diversified fund.

The Sub-Advisor may use a variety of methods for security selection. As the Fund primarily focuses on certain industries, the Sub-Advisor intends to select companies that it believes have competitive advantages in their respective markets, or those in unique positions for growth and expansion. The Sub-Advisor will utilize fundamental research, market analysis, numerous outside analyst ratings and stock selection rating tools. The Sub-Advisor will carefully consider the Fund’s amount of equity exposure and leverage when making adjustments at its discretion. In addition, the Sub-Advisor may invest the Fund’s assets in lesser-known companies that the Sub-Advisor believes have a unique opportunity for growth. At times, the Sub-Advisor may aim to buy certain out-of-favor stocks believed to be at prices below their future potential value, as measured by the Sub-Advisor or outside analysts. The Fund may sell a security when the Sub-Advisor believes that the security is overvalued or better investment opportunities are available, or to limit position size within the Fund’s portfolio.

In addition, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or certain other criteria. In connection with its securities lending activities, the Fund may invest in repurchase agreements.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Cannabis-Related Company Risk. Cannabis-related companies are subject to various laws and regulations that may differ at the state/local and federal level. These laws and regulations may significantly affect a cannabis-related company’s ability to secure financing, impact the market for marijuana business sales and services, and set limitations on marijuana use, production, transportation, and storage. In addition to regulatory action, litigation initiated by private citizens or companies could have a negative impact on the financial and/or operational status of cannabis-related companies. Cannabis-related companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, cannabis-related companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries.

U.S. Regulation of Marijuana. Although the medical use of marijuana is legal in more than half of the states, as well as the District of Columbia, and non-medical use of marijuana is legal in an increasing number of states and the District of Columbia, the possession and use of marijuana remains illegal under U.S. federal law. Actions by federal regulatory agencies, such as increased enforcement of federal marijuana laws and the prosecution of nonviolent federal drug crimes by the U.S. Department of Justice (the “DOJ”) could produce a chilling effect on the industry’s growth and discourage banks from expanding their services to cannabis-related companies where such services are currently limited. This conflict between the regulation of marijuana under federal and state law creates volatility and risk for all cannabis-related companies. Because marijuana is a Schedule I controlled substance, no drug product containing cannabis or cannabis extracts has been approved for use by the Food and Drug Administration (the “FDA”), nor has such a product obtained registration from the DEA for commercial production. Further, there is no guarantee that such products will ever be legally produced or sold in the U.S. Cannabis-related companies in the U.S. that engage in medical or pharmaceutical research or the production and distribution of controlled substances such as marijuana must be registered with the DEA to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. With respect to cannabis-related companies and vendors servicing such companies, the Fund will not make direct investments in the securities of companies that grow, sell, distribute, transport, or handle cannabis unless they are registered with the DEA or otherwise in compliance with U.S. federal regulations, thus allowing them to legally handle the product. In addition, because cannabis is a Schedule I controlled substance, Section 280E of the Internal Revenue Code of 1986 (the “Internal Revenue Code”) applies by its terms to the purchase and sale of medical-use cannabis products and provides that no deduction or credit is allowed for expenses incurred during a taxable year “in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of Schedules I and II of the Controlled Substances Act (the “CSA”)) which is prohibited by federal law or the law of any state in which such trade or business is conducted.” The disallowance of such tax deductions will likely reduce the value of cannabis-related companies.

Non-U.S. Regulation of Marijuana. Laws and regulations related to the possession, use (medical or recreational), sale, transport and cultivation of marijuana vary throughout the world, and the Fund will only invest in non-U.S. cannabis-related companies if such companies are operating legally in the relevant jurisdiction. These laws and regulations are subject to change and may have a significant impact on the operations of a cannabis-related company. Such operations may be legal under current law but may be illegal in the future if the applicable law changes to prohibit marijuana-related activities vital to the company’s business.

U.S. Regulation of Hemp. Hemp, as defined in the Agriculture Improvement Act of 2018 (the “Farm Bill”), refers to cannabis plants with a tetrahydrocannabinol (“THC”) concentration of not more than 0.3% on a dry weight basis. The Farm Bill effectively removes hemp, its extracts, derivatives, and cannabinoids (including cannabidiol (“CBD”)) from the CSA’s list of controlled substances and allows states to regulate its production, commerce, and research with approval from the U.S. Department of Agriculture (the “USDA”). Certain portfolio holdings may sell dietary supplements and/or foods containing CBD within the United States.

While the Farm Bill removes hemp and hemp-derived products from the controlled substances list under the CSA, it does not legalize CBD in every circumstance. CBD, depending on the source from which it was derived, can still be classified as a Schedule I substance under the CSA’s definition of “marihuana.” The exception for CBD from the definition of “marihuana” only applies if the CBD is derived from “hemp.” U.S. federal law also requires that: (i) the hemp is produced by a licensed producer; and (ii) in a manner consistent with the applicable federal and state regulations. CBD and other cannabinoids produced from marijuana as defined by the CSA remain an illegal Schedule I substance under federal law. In addition, many state laws include all CBD within definitions of marijuana and some states have policies or laws that otherwise prohibit or restrict CBD sales.

Under the Federal Food, Drug, and Cosmetic Act (the “FD&C”), if a substance (such as CBD) is an active ingredient in a drug product that has been approved by the FDA, then the substance cannot be sold in dietary supplements or foods without FDA approval, unless the substance was marketed as a dietary supplement or as a conventional food before the drug was approved or before the new drug investigations were authorized. The FDA has publicly taken the position that CBD cannot be sold in dietary supplements or foods because CBD is an active ingredient in an FDA-approved drug, while companies that sell CBD in dietary supplements and foods have taken the contrary position. Because the FDA has not brought enforcement action against such companies, this question of fact has not yet been adjudicated. In the absence of a conclusive legal determination to the contrary, as of the date of this prospectus, it has not been determined that the sale of dietary supplements and/or foods containing CBD within the United States would cause a company’s securities to be ineligible for inclusion in the Fund’s portfolio. It is possible that such a legal determination or future federal and/or state laws or regulations could materially curtail permissible uses of hemp, which could have an adverse effect of the value of the Fund’s investments in companies with business interests in hemp and hemp-based products.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

Derivatives Risk. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Derivatives, such as total return swaps, also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations) and to credit risk (the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations).

Swap Agreements Risk. Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps, which could increase the cost of swap transactions to the Fund and impose added operational complexity.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

ETF Market Risk. In stressed market conditions, the market for certain ETF shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. In addition, there are a limited number of institutions that act as authorized participants. If these institutions exit the business or are, for any reason, unable to process creation and/or redemption orders with respect to the Fund, or purchase and sell securities in connection with creation and/or redemption orders, as applicable, and no other authorized participant steps forward to create or redeem, or purchase or sell securities, as applicable, Fund shares may trade at a premium or discount to their net asset value (“NAV”) and possibly face operational issues such as trading halts and/or delisting. The absence of an active market in the Fund’s shares could lead to a heightened risk of differences between the market price of the Fund’s shares and the underlying value of those shares.

Foreign Investment Risk. The Fund’s investments in securities of non-U.S. issuers, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting, investor protection, and legal standards and practices; differing securities market structures; and higher transaction costs. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies.

Canada Risk. The Canadian economy is susceptible to adverse changes in certain commodities markets, including those related to the agricultural and mining industries. It is also heavily dependent on trading with key partners. Any reduction in this trading may adversely affect the Canadian economy.

Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Health Care Sector Risk. Companies in the Health Care Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, litigation, obsolescence of technology and an increased emphasis on the delivery of health care through outpatient services.

Pharmaceuticals, Biotechnology & Life Sciences Industry Group Risk. The Fund will concentrate at least 25% of its investments in the Pharmaceuticals, Biotechnology & Life Sciences Industry Group within the Health Care Sector. The business operations and profitability of companies in the Pharmaceuticals, Biotechnology & Life Sciences Industry Group can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection, and intense competition.

IPO Risk. The Fund may invest in securities offered in IPOs or in companies that have recently completed an IPO. The market value of IPO shares can have significant volatility due to factors such as the absence of a prior public market, unseasoned trading, a small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs and the Fund may lose money on an investment in such securities.

Leverage Risk. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage may magnify the Fund’s gains and losses and, therefore, increase volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. Price fluctuations may be temporary or may last for extended periods. This volatility may cause the value of your investment in the Fund to decrease. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, uncertainties regarding interest rates, rising inflation, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Because of its link to the markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations, which at times may be significant.

Micro-Capitalization Risk. Stock prices of micro-cap companies are significantly more volatile, and more vulnerable to adverse business and economic developments, than those of larger companies. Micro-cap stocks may also be thinly traded, making it difficult for the Fund to buy and sell them.

Mid-Capitalization Risk. Mid-cap companies may be more volatile and more likely than large-cap companies to have limited product lines, markets, or financial resources, and to depend on a few key employees. Returns on investments in stocks of mid-cap companies could trail the returns on investments in stocks of large-cap companies or the equity market as a whole.

Non-Diversification Risk. As a non-diversified fund under the federal securities laws, the Fund may invest a greater percentage of its assets in a particular issuer and hold a smaller number of portfolio securities; therefore, the value of the Fund’s shares may be more volatile than the value of shares of more diversified funds.

Real Estate Investment Trust Risk. Investment in real estate companies, including real estate investment trusts (“REITs”), exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.

Repurchase Agreement Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements, including with respect to recovering or realizing on collateral.

Small-Capitalization Risk. Security prices of small-cap companies may be more volatile than those of larger companies and, therefore, the Fund’s share price may be more volatile than it would be if it did not invest in small-cap companies.

Trading Risk. Shares of the Fund may trade above or below their NAV. The trading price of the Fund’s shares may deviate significantly from their NAV during periods of market volatility and, in such instances, you may pay significantly more or receive significantly less than the underlying value of the Fund’s shares. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in the view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Advisor’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

FUND PERFORMANCE

A comparison of the Fund’s performance with that of a broad measure of market performance may give some indication of the risks of an investment in the Fund; however, the Fund is new and, therefore, does not have a performance history for a full calendar year. Of course, once the Fund has performance, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Poseidon Investment Management, LLC	Sub-Advisor

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Emily Paxhia, Co-Founder, Managing Director & Portfolio Manager	since October 2017
Morgan Paxhia, Co-Founder, Managing Director & Portfolio Manager	since October 2017
Tyler Greif, Managing Director & Portfolio Manager	since July 2019

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.” Only institutional investors that are acting as the Fund’s authorized participants (typically broker-dealers) may purchase or redeem Creation Units. A Creation Unit transaction generally is conducted in exchange for a basket of securities closely approximating the holdings of the Fund along with a specified amount of cash.

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange and, because shares trade at market price rather than at NAV, shares may trade at a value greater than (premium) or less than (discount) NAV. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.advisorshares.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Advisor or Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.